SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    Form 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     Of the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported)     May 3, 2002
                                                             -----------

                               NuWay Energy, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Delaware                      33-43423                       65-0159115
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(State or other                 (Commission                   (I.R.S. Employer
jurisdiction of                 File Number)                 Identification No.)
formation)


            19100 Von Karman Ave, Ste 450 Irvine, CA         92612
            ---------------------------------------------------------
            (Address of principal executive offices)       (Zip Code)


        Registrant's telephone number, including area code (949) 553-8002
                  ---------------------------------------------



          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits

         The following is a preliminary balance sheet for the quarter ended Match 31, 2002. Registrant anticipates filing its Form 10-QSB for the quarter ended March 31, 2002 in a timely fashion.

                               CONSOLIDATED BALANCE SHEETS
                               ---------------------------
                       AS OF MARCH 31, 2002 AND DECEMBER 31, 2001
                       ------------------------------------------

                                         ASSETS
                                         ------

                                                               March 31,     December 31,
                                                                 2002            2001
                                                             ------------    ------------
CURRENT ASSETS
   Cash and Cash Equivalents                                 $    102,624    $    440,827
   Accounts Receivable, Net of
     $25,000 of Allowance for Doubtful Accounts                   259,480         234,054
   Inventory                                                      462,991         475,291
   Notes receivable Officers and Affiliates,
     Current Portion                                              400,000              --
   Prepaid Expenses and Other Current Assets                      106,888         156,958
                                                             ------------    ------------

             Total Current Assets                               1,331,983       1,307,130
                                                             ------------    ------------

PROPERTY AND EQUIPMENT - NET                                    2,289,053       2,360,135
                                                             ------------    ------------

OTHER ASSETS
   Accounts Receivable Long-Term, Net of Allowance
     For Doubtful Accounts of $150,000                            436,000         450,000
   Deposits                                                        45,093          26,693
   Notes Receivable - Officers and Affiliates
     Net of Current Portion                                        40,000         440,000
   Other Assets                                                     7,448           6,374
                                                             ------------    ------------
             Total Other Assets                                   528,541         923,067
                                                             ------------    ------------

TOTAL ASSETS                                                 $  4,149,577    $  4,590,332
                                                             ============    ============

                          LIABILITIES AND STOCKHOLDERS' EQUITY
                          ------------------------------------

CURRENT LIABILITIES
   Accounts Payable and Accrued Expenses                     $    779,104    $    985,776
   Debentures Payable                                             300,004       2,400,004
                                                             ------------    ------------
             Total Current Liabilities                          1,079,108       3,385,780
                                                             ------------    ------------

COMMITMENTS AND CONTINGENCIES                                          --              --
                                                             ------------    ------------

             Total Liabilities                                  1,079,108       3,385,780
                                                             ------------    ------------

STOCKHOLDERS' EQUITY
   Common Stock, $.00067 Par Value 15,000,000
     Shares Authorized, 6,520,496 shares Issued
     6,475,596 Shares Outstanding and 44,900 Shares
     held as Treasury Stock                                         4,370           3,402
   Additional Paid-In Capital                                  15,949,507      15,137,225
   Accumulated Other Comprehensive Income (Loss)                 (503,834)       (544,539)
   Retained Earnings (Deficit)                                (12,252,570)    (13,264,532)
   Treasury Stock, at cost                                       (127,004)       (127,004)
                                                             ------------    ------------

             Total Stockholders' Equity                         3,070,469       1,204,552
                                                             ------------    ------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                   $  4,149,577    $  4,590,332
                                                             ============    ============

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       NUWAY ENERGY, INC.


Dated: May 3, 2002                     By: /s/ TODD SANDERS
                                           -------------------------
                                           Todd Sanders
                                           President